UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 2, 2024

AMERICAN REBEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41267	47-3892903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5115 Maryland Way, Suite 303 Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 267-3235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AREB	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	AREBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merchant Cash Advance Agreement

On July 2, 2024, American Rebel, Inc. (“ARI”), a wholly-owned subsidiary of the Registrant, entered into a Standard Merchant Cash Advance Agreement (the “Factoring Agreement”), with Parkview Advance LLC (“Financier”). Under the Factoring Agreement, ARI sold to Financier a specified percentage of its future receipts (as defined by the Factoring Agreement, which include the future revenues of Champion Safe Company, Inc. (“Champion”), another wholly-owned subsidiary of the Registrant, and the Registrant) equal to $357,500 for $250,000, less origination and other fees of $12,500. ARI agrees to repay this purchased receivable amount in equal weekly installments of $17,875. Financier has specified customary collection procedures for the collection and remittance of the weekly payable amount including direct payments from specified authorized bank accounts. The Factoring Agreement expressly provides that the sale of the future receipts shall be construed and treated for all purposes as a true and complete sale and includes customary provisions granting a security interest under the Uniform Commercial Code in accounts and the proceeds, subject to existing liens. The Factoring Agreement also provides customary provisions including representations, warranties and covenants, indemnification, arbitration and the exercise of remedies upon a breach or default.

The obligations of ARI, Champion and the Registrant under the Factoring Agreement are irrevocably, absolutely, and unconditionally guaranteed by Charles A. Ross, Jr., the Registrant’s Chairman and Chief Executive Officer. The Personal Guaranty of Performance by Mr. Ross to Financier provides customary provisions, including representations, warranties and covenants.

The foregoing descriptions of the Factoring Agreement and the related Personal Guaranty of Performance by Mr. Ross are not complete and are qualified in their entirety by reference to the full text of such agreements, which are filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Subordinated Business Loan

On July 8, 2024, the Registrant, and two of its subsidiaries (American Rebel, Inc. and Champion Safe Company, Inc.) entered into a subordinated business loan and security agreement (“Loan”) with Agile Lending, LLC and Agile Capital Funding, LLC as collateral agent, which provides for a term loan in the amount of $1,312,500 which principal and interest (of $577,500) is due on January 20, 2025. Commencing July 15, 2024, the Company is required to make weekly payments of $67,500 until the due date. The loan may be prepaid subject to a prepayment fee. An administrative agent fee of $62,500 was paid on the loan. A default interest rate of 5% will become effective upon the occurrence of an event of default. In connection with the loan, Agile was issued a subordinated secured promissory note, dated July 8, 2024, in the principal amount of $1,312,500 which note is secured by all of the Borrower’s assets, including receivables, subject to certain outstanding liens and agreements.

The foregoing description of the Loan is not complete and is qualified in its entirety by reference to the full text of such agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

2

Preferred Stock Conversion Agreement

On July 10, 2024, the Registrant entered into a Conversion Agreement (the “Conversion Agreement”) with Kingdon Building Inc. (“KBI”), pursuant to which KBI agreed to convert the 133,334 shares of Series D Convertible Preferred Stock it held into 2,232,143 shares of common stock, par value $0.001 per share, of the Registrant. The shares of common stock were priced at $0.448 per share (which price represents the closing price for the Registrant’s common stock on NASDAQ for the day immediately preceding the date of the Conversion Agreement).

The foregoing summary of the Conversion Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Conversion Agreement, which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K regarding the Factoring Agreement and Loan is incorporated herein by reference.

Item 3.01 Sale of Unregistered Securities

The information set forth above in Item 1.01 of this Current Report on Form 8-K regarding the Conversion Agreement is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On July 10, 2024, the Registrant issued a press release entitled “American Rebel Beer Surpasses 100 Retail Locations throughout Kansas.” A copy of the press release is attached hereto as Exhibit 99.1.

On July 11, 2024, the Registrant issued a press release entitled “American Rebel Light Recaps Successful Launch at Country Stampede in Bonner Springs, Kansas June 27 - 29.” A copy of the press release is attached hereto as Exhibit 99.2.

The press releases contain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are necessarily based on certain assumptions and are subject to significant risks and uncertainties. These forward-looking statements are based on management’s expectations as of the date hereof. The Registrant does not undertake any responsibility for the adequacy, accuracy or completeness or to update any of these statements in the future. Actual future performance and results could differ from that contained in or suggested by these forward-looking statements.

The information in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to Item 7.01 of this Current Report on Form 8-K in such a filing.

3

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Parkview Advance Futures Receivables Sale and Purchase Agreement dated July 2, 2024
10.2	Agile Lending Subordinated Business Loan and Security Agreement dated July 8, 2024
10.3	KBI Conversion Agreement dated July 10, 2024
99.1	American Rebel Beer Surpassing 100 Kansas Retail Locations press release dated July 10, 2024
99.2	Country Stampede Recap press release dated July 11, 2024
104	Cover Page Interactive Data File

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REBEL HOLDINGS, INC.

Date: July 11, 2024	By:	/s/ Charles A. Ross, Jr.
Charles A. Ross, Jr.
Chief Executive Officer

5